                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]   Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing party:

(4) Date filed:

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
DECEMBER 8, 1999                                              60606
                                                              (800) 257-8787

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

November 5, 1999

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, and Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 8, 1999, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect seven (7) Board Members to the Board of each Fund as outlined below to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

    a.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

    b.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting as a single class.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2000.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on October 12, 1999 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
NOVEMBER 5, 1999                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), and Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 8, 1999 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    MATTER                        COMMON SHARES   MuniPreferred(1)
-----------------------------------------------------------------------------------
 Election of Board Members by all shareholders   X                X
 (Robert P. Bremner, Lawrence H. Brown, Anne E.
 Impellizzeri, Peter R. Sawers and Judith M.
 Stockdale nominated)
-----------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred      N/A              X
 only (William J. Schneider and Timothy R.
 Schwertfeger nominated)
-----------------------------------------------------------------------------------
 Ratification of the Selection of Auditors       X                X
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of the New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than the New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on October 12, 1999 will be entitled to one vote for each share held. As of October 12, 1999 shares of the Funds were issued and outstanding as follows:

------------------------------------------------------------------------------------
               FUND                      COMMON SHARES           MUNIPREFERRED
------------------------------------------------------------------------------------
 Florida Investment                        16,372,785             3,080 Series T
                                                                  2,200 Series F
------------------------------------------------------------------------------------
 Florida Quality                           14,151,996             1,700 Series M
                                                                  1,700 Series TH
                                                                  1,280 Series F
------------------------------------------------------------------------------------
 Insured Florida                           14,290,929             1,640 Series W
                                                                  2,800 Series TH
------------------------------------------------------------------------------------
 Pennsylvania Investment                   16,063,322               880 Series T
                                                                  2,400 Series W
                                                                  2,000 Series TH
------------------------------------------------------------------------------------
 Pennsylvania Premium                      15,747,700               844 Series M
                                                                  2,080 Series TH
                                                                  1,800 Series F
------------------------------------------------------------------------------------
 New Jersey Investment                     19,963,990             3,200 Series M
                                                                  2,000 Series TH
                                                                  1,280 Series F
------------------------------------------------------------------------------------
 New Jersey Premium                        12,005,990               624 Series T
                                                                  1,440 Series W
                                                                  1,600 Series TH
------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about November 5, 1999.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class.

For New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund (except New Jersey Investment and New Jersey Premium) will be required to elect Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds which each nominee beneficially owned as of September 30, 1999, as more fully described in footnote (2) to the following table. All of the nominees were last elected to the Board at the 1998 annual meeting of shareholders.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of John Nuveen & Co. Incorporated or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                            FULL COMMON SHARES
                                                                            BENEFICIALLY OWNED
                                                                            SEPTEMBER 30, 1999
                                                                            ------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF     YEAR FIRST ELECTED OR        THE    ALL NUVEEN
   NOMINEES AS OF SEPTEMBER 30, 1999(1)        APPOINTED A BOARD MEMBER     FUNDS    FUNDS(2)
----------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40                   1997--All Funds                    0       12,775
Board Member of the Funds; private investor
and management consultant.
Lawrence H. Brown, 7/29/34                   1993--All Funds                    0        8,266
Board Member of the Funds; retired in
August 1989 as Senior Vice President of The
Northern Trust Company (banking and trust
industry).

Anne E. Impellizzeri, 1/26/33                1994--All Funds                    0        4,955
Board Member of the Funds; Executive
Director (since 1998) of Manitoga Center
for Russel Wright's design/home and
landscape), formerly President and Chief
Executive Officer of Blanton-Peale
Institute (a training and counseling
organization).

Peter R. Sawers, 4/3/33                      1991-- Florida Investment          0       14,161
Board Member of the Funds; Adjunct                  Florida Quality
Professor of Business and Economics,                Pennsylvania
University of Dubuque, Iowa; Adjunct                Investment
Professor, Lake Forest Graduate School of           New Jersey Investment
Management, Lake Forest, Illinois;           1992-- Insured Florida
Chartered Financial Analyst; Certified              New Jersey Premium
Management Consultant.                       1993-- Pennsylvania Premium

William J. Schneider, 9/24/44(3)             1997-- All Funds                   0       41,274
Board Member of the Funds; Senior partner
and Chief Operating Officer,
Miller-Valentine Partners; Vice President,
Miller-Valentine Group (commercial real
estate); Member, Community Advisory Board,
National City Bank, Dayton, Ohio.

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                            FULL COMMON SHARES
                                                                            BENEFICIALLY OWNED
                                                                            SEPTEMBER 30, 1999
                                                                            ------------------
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF     YEAR FIRST ELECTED OR        THE    ALL NUVEEN
   NOMINEES AS OF SEPTEMBER 30, 1999(1)        APPOINTED A BOARD MEMBER     FUNDS    FUNDS(2)
----------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 3/28/49(3)         1994--All Funds                    0      231,579
Chairman of the Board (since July 1996) and
President (since July 1999) of the Funds;
Chairman (since May 1999), Trustee and
President (since July 1996) of the Funds
advised by Nuveen Institutional Advisory
Corp.; Chairman (since July 1996) and
Director, previously Executive Vice
President, of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp.; Director (since 1996) of
Institutional Capital Corporation; Chairman
and Director (since January 1997) of Nuveen
Asset Management Inc.; Chairman and
Director of Rittenhouse Financial Services,
Inc. (since 1999); Chief Executive Officer
and Director of Nuveen Senior Loan Asset
Management Inc. (since September 1999).

Judith M. Stockdale, 12/29/47                1997--All Funds                    0          706
Board Member of the Funds; Executive
Director (since 1994) of the Gaylord and
Dorothy Donnelley Foundation, a private
family foundation; prior thereto, Executive
Director (from 1990 to 1994) of the Great
Lakes Protection Fund.
----------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of September 30, 1999, the Board Members and nominees were board members of 37 Nuveen open-end funds and 54 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Mr. Schwertfeger is a board member of six open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) The number of shares shown reflects the aggregate number of common shares beneficially owned in all of the NAC and NIAC funds referred to in note (1) above (excluding money market funds). Includes share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described below. Includes for Mr. Schwertfeger shares held in Nuveen's 401(k)/profit sharing plan. Certain Shares may be held in the name of, or jointly with, a director's spouse or a director may have disclaimed beneficial ownership of certain Shares.

(3) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees. Under the plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 1998.

                                                                                                                           TOTAL
                                                                                                                        COMPENSATION
                                                                                                                        NUVEEN FUNDS
                                                                                                                          ACCRUED
                                                                                                                         FOR BOARD
                                                           AGGREGATE COMPENSATION FROM THE FUNDS                         MEMBERS(2)
                       -------------------------------------------------------------------------------------------------------------
                          FLORIDA       FLORIDA      INSURED     PENNSYLVANIA    PENNSYLVANIA    NEW JERSEY     NEW JERSEY
NAME OF BOARD MEMBER   INVESTMENT(1)   QUALITY(1)   FLORIDA(1)   INVESTMENT(1)    PREMIUM(1)    INVESTMENT(1)   PREMIUM(1)
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner               $532         $482         $488            $538           $516            $653         $403   $71,500
Lawrence H. Brown                580          526          532             586            562             713          440    79,100
Anne E. Impellizzeri             532          482          488             538            516             653          403    71,500
Peter R. Sawers                  533          483          490             539            517             656          405    72,000
William J. Schneider             532          482          488             538            516             653          403    71,500
Judith M. Stockdale              532          482          488             538            516             653          403    72,000
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with each of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                           DEFERRED FEES
                       --------------------------------------------------------------------------------------
    NAME OF BOARD       FLORIDA     FLORIDA   INSURED   PENNSYLVANIA   PENNSYLVANIA   NEW JERSEY   NEW JERSEY
       MEMBER          INVESTMENT   QUALITY   FLORIDA    INVESTMENT      PREMIUM      INVESTMENT    PREMIUM
-------------------------------------------------------------------------------------------------------------
Mr. Bremner                  $ 38      $ 34      $ 34           $ 39           $ 36         $ 47         $ 29
Ms. Impellizzeri              251       227       229            258            243          315          190
Mr. Sawers                    252       229       231            260            244          317          192
Mr. Schneider                 251       227       229            258            243          315          190
Ms. Stockdale                  63        57        57             64             61           79           48
-------------------------------------------------------------------------------------------------------------

(2) Includes compensation for service on the boards of the NAC Funds for the calendar year ended December 31, 1998.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of Pennsylvania Investment and New Jersey Investment held two meetings during its last fiscal year. Each other Fund held one executive committee meeting during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held thirteen meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons" of the Fund. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of each Fund held one meeting during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held six meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of September 30, 1999 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2000.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Alan G. Berkshire        12/28/60    Vice President and   Senior Vice President (since May
                                     Assistant Secretary  1999), General Counsel (since
                                     (since 1998)         September 1997) and Secretary
                                                          (since May 1998) of The John Nuveen
                                                          Company and John Nuveen & Co.
                                                          Incorporated; Senior Vice President
                                                          (since May 1999), and Secretary
                                                          (since May 1998) of Nuveen Advisory
                                                          Corp. and Nuveen Institutional
                                                          Advisory Corp.; Senior Vice
                                                          President and Secretary (since
                                                          September 1999) of Nuveen Senior
                                                          Loan Asset Management Inc.; prior
                                                          thereto, Partner in the law firm of
                                                          Kirkland & Ellis.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Peter H. D'Arrigo        11/28/67    Vice President and   Vice President of John Nuveen & Co.
                                     Treasurer (since     Incorporated (since January 1999),
                                     1999)                prior thereto, Assistant Vice
                                                          President (from January 1997);
                                                          formerly Associate of John Nuveen &
                                                          Co. Incorporated; Chartered
                                                          Financial Analyst.

Michael S. Davern        6/26/57     Vice President       Vice President of Nuveen Advisory
                                     (since 1998)         Corp. (since January 1997); prior
                                                          thereto, Vice President and
                                                          Portfolio Manager of Flagship
                                                          Financial Inc. (from September 1991
                                                          to January 1997).

Lorna C. Ferguson        10/24/45    Vice President       Vice President of John Nuveen & Co.
                                     (since 1998)         Incorporated; Vice President of
                                                          Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (since
                                                          January 1998).

William M. Fitzgerald    3/2/64      Vice President       Vice President of Nuveen Advisory
                                     (since 1996)         Corp. (since December 1995); prior
                                                          thereto, Assistant Vice President
                                                          of Nuveen Advisory Corp. (from
                                                          September 1992 to December 1995);
                                                          Chartered Financial Analyst.

Stephen D. Foy           5/31/54     Vice President and   Vice President of John Nuveen & Co.
                                     Controller (since    Incorporated and (since May 1998)
                                     1998)                The John Nuveen Company; Certified
                                                          Public Accountant.

J. Thomas Futrell        7/5/55      Vice President       Vice President of Nuveen Advisory
                                     (since 1991)         Corp; Chartered Financial Analyst.

Richard A. Huber         3/26/63     Vice President       Vice President of Nuveen
                                     (since 1998)         Institutional Advisory Corp. (since
                                                          March 1998) and Nuveen Advisory
                                                          Corp. (since January 1997); prior
                                                          thereto, Vice President and
                                                          Portfolio Manager of Flagship
                                                          Financial Inc.

Steven J. Krupa          8/21/57     Vice President       Vice President of Nuveen Advisory
                                     (since 1990)         Corp.

Larry W. Martin          7/27/51     Vice President       Vice President, Assistant Secretary
                                     (since 1993) and     and Assistant General Counsel of
                                     Assistant Secretary  John Nuveen & Co. Incorporated;
                                     (since 1988)         Vice President and Assistant
                                                          Secretary of Nuveen Advisory Corp.,
                                                          Nuveen Institutional Advisory
                                                          Corp., Nuveen Asset Management Inc.
                                                          (since January 1997) and Nuveen
                                                          Senior Loan Asset Management Inc.
                                                          (since September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company.

---------------------------------------------------------------------------------------------
                                          POSITIONS               BUSINESS EXPERIENCE
         NAME            BIRTHDATE       WITH FUNDS            AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
Edward F. Neild, IV      7/7/65      Vice President       Vice President of Nuveen Advisory
                                     (since 1996)         Corp. and Nuveen Institutional
                                                          Advisory Corp. (since September
                                                          1996); prior thereto, Assistant
                                                          Vice President of Nuveen Advisory
                                                          Corp. (from December 1993 to
                                                          September 1996) and Nuveen
                                                          Institutional Advisory Corp. (from
                                                          May 1995 to September 1996);
                                                          Chartered Financial Analyst.

Stephen S. Peterson      9/20/57     Vice President       Vice President (since September
                                     (since 1997)         1997); Assistant Vice President
                                                          (from September 1996 to September
                                                          1997) and, prior thereto, Portfolio
                                                          Manager, of Nuveen Advisory Corp.;
                                                          Chartered Financial Analyst.

Thomas C. Spalding, Jr.  7/31/51     Vice President       Vice President of Nuveen Advisory
                                     (since 1987)         Corp. and Nuveen Institutional
                                                          Advisory Corp.; Chartered Financial
                                                          Analyst.

Gifford R. Zimmerman     9/9/56      Vice President       Vice President, Assistant Secretary
                                     (since 1993) and     and Associate General Counsel of
                                     Secretary (since     John Nuveen & Co. Incorporated;
                                     1998)                Vice President and Assistant
                                                          Secretary of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory
                                                          Corp.; Vice President and Assistant
                                                          Secretary of Nuveen Senior Loan
                                                          Asset Management Inc. (since
                                                          September 1999); Assistant
                                                          Secretary of The John Nuveen
                                                          Company; Chartered Financial
                                                          Analyst.
---------------------------------------------------------------------------------------------

On September 30, 1999 Board Members and executive officers of the Funds as a group beneficially owned 389,174 common shares of all funds managed by the Adviser or Nuveen Institutional Advisory Corp. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Board Members and executive officers of the Funds as a group did not beneficially own any Common Shares of any Fund or any shares of MuniPreferred of any Fund. As of October 12, 1999, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year ending June 30, 2000. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2000, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 8, 2000. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 21, 2000. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' fiscal year ended in 1999 were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                      NQF1299




[NUVEEN LOGO]

33 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                            NJ PREMIUM INCOME MUNICIPAL FUND INC
                                                                      ANNUAL MEETING OF SHAREHOLDERS

                                                                               COMMON STOCK

                                                                PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                 FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                             DECEMBER 8, 1999


                                                               The annual meeting of shareholders will be held
                                                               Wednesday, December 8, 1999, at 10:00 a.m. Central
                                                               Time, in the 31st Floor Conference Room of John
                                                               Nuveen & Co. Incorporated, 333 West Wacker Drive,
                                                               Chicago, Illinois. At this meeting, you Will be
                                                               asked to vote on the proposals described in the
                                                               proxy statement attached. The undersigned hereby
                                                               appoints Timothy R. Schwertfeger, Alan G. Berkshire,
                                                               Larry W. Martin and Gifford R. Zimmerman, and each
                                                               of them, with full power of substitution, proxies
                                                               for the undersigned to represent and vote the shares
                                                               of the undersigned at the annual meeting of
                                                               shareholders to be held on December 8, 1999, or any
                                                               adjournment or adjournments thereof.



You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals.
Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                  KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                        DETACH AND RETURN THIS PORTION ONLY

                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.




NJ PREMIUM INCOME MUNICIPAL FUND INC
Common Stock
                                              For    Withhold     For All    To withhold authority to vote, mark "For All
    Vote On Proposals                         All      All         Except    Except" and write the nominee's number on
                                                                             the line below.
    1.  ELECTION OF NOMINEES TO THE BOARD     [ ]      [ ]          [ ]
        01) Robert P. Bremner                                                --------------------------------------------
        02) Lawrence H. Brown
        03) Anne E. Impellizzeri
        04) Peter R. Sawers
        05) Judith M. Stockdale


    2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE                For   Against   Abstain
        CURRENT FISCAL YEAR
                                                                                                          [ ]     [ ]       [ ]


        WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE
        AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT
        YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY
        TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

        The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

        Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

        NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    -----------------------------------------                 ------------------------------------------

    -----------------------------------------                 ------------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date                  Signature (Joint Owners)            Date



[NUVEEN LOGO]                                                                     NJ PREMIUM INCOME MUNI FD INC-SERIES T
                                                                                      ANNUAL MEETING OF SHAREHOLDERS
33 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                       MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

                                                                                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                                  FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                             DECEMBER 8, 1999


                                                                       The annual meeting of shareholders will be held Wednesday,
                                                                       December 8, 1999, at 10:00 a.m. Central Time, in the 31st
                                                                       Floor Conference Room of John Nuveen & Co. Incorporated, 333
                                                                       West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy
                                                                       R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and
                                                                       Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on December 8, 1999, or any
                                                                       adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                  KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


NJ PREMIUM INCOME MUNI FD INC-SERIES T
Preferred Stock
                                                         For    Withhold     For All    To withhold authority to vote, mark "For All
  Vote On Proposals                                      All      All         Except    Except" and write the nominee's number on
                                                                                        the line below.
  1. ELECTION OF NOMINEES TO THE BOARD                   [ ]      [ ]          [ ]
     01) William J. Schneider                                                           --------------------------------------------
     02) Timothy R. Schwertfeger
     03) Robert P. Bremner
     04) Lawrence H. Brown
     05) Anne E. Impellizzeri
     06) Peter R. Sawers
     07) Judith M. Stockdale

  2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE               For   Against   Abstain
     CURRENT FISCAL YEAR
                                                                                                      [ ]     [ ]      [ ]

     WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
     YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
     COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
     OVER THE INTERNET (www.proxyvote.com).

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

     The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

     Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

     NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


        --------------------------------------------              -------------------------------------

        --------------------------------------------              -------------------------------------
        Signature (PLEASE SIGN WITHIN BOX)    Date                Signature (Joint Owners)         Date



[NUVEEN LOGO]                                                                     NJ PREMIUM INCOME MUNI FD INC-SERIES W
                                                                                     ANNUAL MEETING OF SHAREHOLDERS

33 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                      MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

                                                                                PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                                 FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                            DECEMBER 8, 1999

                                                                       The annual meeting of shareholders will be held Wednesday,
                                                                       December 8, 1999, at 10:00 a.m. Central Time, in the 31st
                                                                       Floor Conference Room of John Nuveen & Co. Incorporated, 333
                                                                       West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy
                                                                       R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and
                                                                       Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on December 8, 1999, or any
                                                                       adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                 KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



NJ PREMIUM INCOME MUNI FD INC-SERIES W
Preferred Stock
                                                         For    Withhold     For All    To withhold authority to vote, mark "For All
  Vote On Proposals                                      All      All         Except    Except" and write the nominee's number on
                                                                                        the line below.
  1. ELECTION OF NOMINEES TO THE BOARD                   [ ]      [ ]          [ ]
     01) William J. Schneider                                                           --------------------------------------------
     02) Timothy R. Schwertfeger
     03) Robert P. Bremner
     04) Lawrence H. Brown
     05) Anne E. Impellizzeri
     06) Peter R. Sawers
     07) Judith M. Stockdale

  2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE               For   Against   Abstain
     CURRENT FISCAL YEAR
                                                                                                      [ ]     [ ]       [ ]

     WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
     YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
     COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
     OVER THE INTERNET (www.proxyvote.com).

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

     The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

     Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

     NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


       --------------------------------------------              -------------------------------------

       --------------------------------------------              -------------------------------------
       Signature (PLEASE SIGN WITHIN BOX)    Date                Signature (Joint Owners)       Date




[NUVEEN LOGO]                                                                  NJ PREMIUM INCOME MUNI FD INC-SERIES TH

33 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                               ANNUAL MEETING OF SHAREHOLDERS

                                                                           MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

                                                                               PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                                FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                           DECEMBER 8, 1999


                                                                       The annual meeting of shareholders will be held Wednesday,
                                                                       December 8, 1999, at 10:00 a.m. Central Time, in the 31st
                                                                       Floor Conference Room of John Nuveen & Co. Incorporated, 333
                                                                       West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy
                                                                       R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and
                                                                       Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on December 8, 1999, or any
                                                                       adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



NJ PREMIUM INCOME MUNI FD INC-SERIES TH
Preferred Stock
                                                         For    Withhold     For All    To withhold authority to vote, mark "For All
  Vote On Proposals                                      All      All         Except    Except" and write the nominee's number on
                                                                                        the line below.
  1. ELECTION OF NOMINEES TO THE BOARD                   [ ]      [ ]          [ ]
     01) William J. Schneider                                                           --------------------------------------------
     02) Timothy R. Schwertfeger
     03) Robert P. Bremner
     04) Lawrence H. Brown
     05) Anne E. Impellizzeri
     06) Peter R. Sawers
     07) Judith M. Stockdale

  2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE               For   Against   Abstain
     CURRENT FISCAL YEAR
                                                                                                      [ ]     [ ]       [ ]

     WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
     YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
     COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
     OVER THE INTERNET (www.proxyvote.com).

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

     The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

     Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

     NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


         --------------------------------------------              --------------------------------------

         --------------------------------------------              --------------------------------------
         Signature (PLEASE SIGN WITHIN BOX)    Date                Signature (Joint Owners)         Date

